Exhibit B.9
JOINT FILING AGREEMENT
     Pursuant to Rule 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned agree that the Statement on Schedule 13D to which this exhibit is attached is filed on behalf of each of them.
Date: November 19, 2010

CHARLES F. DOLAN, individually, and as
Trustee of the Charles F. Dolan 2009
Revocable Trust, the Charles F. Dolan
2008 Grantor Retained Annuity Trust #2,
the Charles F. Dolan 2009 Grantor
Retained Annuity Trust #1, the Charles F.
Dolan 2009 Grantor Retained Annuity Trust
#2, the Charles F. Dolan 2009 Grantor
Retained Annuity Trust #3, the Charles F.
Dolan 2010 Grantor Retained Annuity Trust
#1, the Charles F. Dolan 2010 Grantor
Retained Annuity Trust #6C, the Charles
F. Dolan 2010 Grantor Retained Annuity
Trust #7C and the Charles F. Dolan 2010
Grantor Retained Annuity Trust #8C

*
Charles F. Dolan

HELEN A. DOLAN, individually, and as
Trustee of the Helen A. Dolan 2009
Revocable Trust, the Helen A. Dolan 2009
Grantor Retained Annuity Trust #1, the
Helen A. Dolan 2009 Grantor Retained
Annuity Trust #2, the Helen A. Dolan 2010
Grantor Retained Annuity Trust #1, the
Helen A. Dolan 2010 Grantor Retained
Annuity Trust #6C, the Helen A. Dolan
2010 Grantor Retained Annuity Trust #7C
and the Helen A. Dolan 2010 Grantor
Retained Annuity Trust #8C

*
Helen A. Dolan

JAMES L. DOLAN, individually
/s/ James L. Dolan
James L. Dolan

THOMAS C. DOLAN, individually
/s/ Thomas C. Dolan
Thomas C. Dolan

PATRICK F. DOLAN, individually
*
Patrick F. Dolan

MARIANNE DOLAN WEBER, individually
*
Marianne Dolan Weber

DEBORAH A. DOLAN-SWEENEY, individually
*
Deborah A. Dolan-Sweeney

KATHLEEN M. DOLAN, individually, and as a Trustee of the Charles F. Dolan Children Trusts FBO Kathleen M. Dolan, Deborah Dolan-Sweeney, Marianne Dolan Weber, Patrick F. Dolan, Thomas C. Dolan and James L. Dolan, and as Trustee of the Charles Dolan 1989 Trust, the Ryan Dolan 1989 Trust and the Tara Dolan 1989 Trust

*
Kathleen M. Dolan

LAWRENCE J. DOLAN, not individually, but as a Trustee of the Charles F. Dolan 2009 Family Trusts
*
Lawrence J. Dolan

DAVID M. DOLAN, not individually, but as a Trustee of the Charles F. Dolan 2009 Family Trusts
*
David M. Dolan

PAUL J. DOLAN, not individually, but as a Trustee of the Charles F. Dolan Children Trust FBO Kathleen M. Dolan and the Charles F. Dolan Children Trust FBO James L. Dolan
*
Paul J. Dolan

MATTHEW J. DOLAN, not individually, but as a Trustee of the Charles F. Dolan Children Trust FBO Marianne Dolan Weber and the Charles F. Dolan Children Trust FBO Thomas C. Dolan
*
Matthew J. Dolan

MARY S. DOLAN, not individually, but as a Trustee of the Charles F. Dolan Children Trust FBO Deborah Dolan-Sweeney and the Charles F. Dolan Children Trust FBO Patrick F. Dolan
*
Mary S. Dolan

*By:	/s/ Brian G. Sweeney
Brian G. Sweeney
As Attorney-in-Fact